UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

Hemp Technology, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-56135

Wyoming	94-0490694
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3000, 421 – 7th Avenue SW Calgary, Alberta, Canada	T2P 4K9
(Address of principal executive offices)	(Zip Code)

(437) 230-7399

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Par Value $0.001	HPTY	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 1, 2020, the Board of Directors of Hemp Technology (the “Company” or the “Registrant”) unanimously appointed Mr. Walter Schredl as Chief Financial Officers of the Company. Mr. Schredl accepted the position. He will hold this position until his successor shall be appointed and qualify or until the earlier of his death, resignation or removal in the manner provided for in the By-laws of the Company.

The following table sets forth certain information regarding our Chief Financial Officer. Set forth below is the name, age and present principal occupation or employment, and material occupations, positions, offices or employments for the past five years of our Chief Financial Officer.

Name	Age	Position & Offices Held

Walter Schredl	50	Chief Financial Officer

Walter Schredl, Chief Financial Officer, Work Background

Mr. Walter Schredl, as Chief Financial Officer brings to the Company three decades of diverse and progressive experience in finance, operational management, senior level business process analytics, and change management. His work experience includes extensive work overseas functioning within and leading large-volume work environments, while achieving high levels of stakeholder satisfaction. Prior to his role as CFO for Hemp Technologies, Mr. Schredl worked for:

●	Cannary Packaging Inc., Kelowna, BC, Canada, President & CFO (2019 – present)
●	Self Employed Business Consultant, Kelowna, BC, Canada/Malta/USA/Cayman, President (2016 - 2019)
●	Maritime Operations Inc, Kelowna, BC, Canada/Valletta, Malta, CEO (2016 – present)
●	Maritime Training & Certification International, Grand Cayman, Cayman Islands, Managing Director (2016 – present)
●	International Yacht Training Worldwide Inc., Kelowna, BC, Canada/Ft. Lauderdale, FL, Director of Training & Operations (2010-2016)

Education: Master’s Degree in Business Administration (MBA) Finance accredited by the Canadian Institute of Management. Graduate Degree from the Australian Institute of Business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Hemp Technology, Inc. Registrant

Date: May 1, 2020		/s/ Michael Shenher
	Name:	Michael Shenher
	Title:	Chief Executive Officer